                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:


[ ]  Preliminary proxy statement        [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                            Kemper High Income Trust
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No Fee Required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:

KEMPER HIGH INCOME TRUST
KEMPER INTERMEDIATE GOVERNMENT TRUST
KEMPER MULTI-MARKET INCOME TRUST
KEMPER STRATEGIC MUNICIPAL INCOME TRUST
KEMPER STRATEGIC INCOME TRUST
222 South Riverside Plaza  Chicago, Illinois 60606

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
JULY 14, 1999 AND PROXY STATEMENT

                                                                   June 14, 1999

To the Shareholders:

You are invited to attend a joint annual meeting of the shareholders of Kemper High Income Trust ("KHI"), Kemper Intermediate Government Trust ("KGT"), Kemper Multi-Market Income Trust ("KMM"), Kemper Strategic Municipal Income Trust ("KSM") and Kemper Strategic Income Trust ("KST") (individually, a "Fund" and collectively, the "Funds"). The meeting will be held in the offices of the Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on Wednesday, July 14, 1999 at 2:00 p.m. Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect seven Members to the Board of each Fund.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors of each Fund for the current fiscal year.

The Board of each Fund has fixed the close of business on June 1, 1999 as the record date for determining the shareholders of each Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR ALL ITEMS

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED. TO SAVE YOUR FUND THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD PROMPTLY.
------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of each Fund for voting at the joint annual meeting of shareholders to be held on July 14, 1999, and at any and all adjournments thereof (the "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meeting. This proxy statement was first mailed to shareholders on or about June 14, 1999.

The Board of each Fund recommends shareholders vote FOR ITEMS 1 AND 2. The vote required to approve both items is described under "Miscellaneous."

The Board of each Fund has fixed the close of business on June 1, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of June 1, 1999, shares of the Funds were issued and outstanding as follows:

                FUND                    SHARES
                ----                  ----------
KHI.................................  29,905,271
KGT.................................  34,017,795
KMM.................................  20,100,866
KSM.................................  10,736,245
KST.................................   3,461,570

ITEM 1. ELECTION OF MEMBERS TO THE BOARDS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

It is intended that the proxies will be voted for the election as Board Members of the nominees described below. Each Board Member so elected will serve as a Board Member of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns or is removed as provided in the organizational documents of each Fund. All the nominees, except James R. Edgar, were last elected to each Board at the 1998 annual joint meeting of the shareholders. Mr. Edgar was appointed to each Board on May 27, 1999 and will be standing for election by shareholders for the first time.

All the nominees listed below have consented to serve as Board Members of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a Board Member by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

                                                            SHARES BENEFICIALLY
   NAME (DATE OF BIRTH), PRINCIPAL       YEAR FIRST BECAME      OWNED AS OF
     OCCUPATION AND AFFILIATIONS          A BOARD MEMBER     APRIL 30, 1999**
   -------------------------------       -----------------  -------------------
James E. Akins (10/15/26)                1995 -- All        0
Consultant on International,
Political, and Economic Affairs;
formerly a career United States
Foreign Service Officer; Energy
Adviser for the White House; United
States Ambassador to Saudi Arabia.
James R. Edgar (7/22/46)                 1999 -- All        0
Distinguished Fellow, University of
Illinois Institute of Government and
Public Affairs; Director, Kemper
Insurance Companies (not affiliated
with the Kemper Funds); formerly,
Governor, State of Illinois.
Arthur R. Gottschalk (2/13/25)           1988 -- KGT        KHI -- 1,000
Retired; formerly, President,            1989 -- KHI, KMM,  KGT -- 1,900
Illinois Manufacturers Association;      KSM                KMM -- 800
Trustee, Illinois Masonic Medical        1994 -- KST        KSM -- 1,000
Center; formerly, Illinois State                            KST -- 800
Senator; formerly, Vice President,
The Reuben H. Donnelley Corp.;
formerly, attorney.
Frederick T. Kelsey (4/25/27)            1989 -- KHI, KGT,  KHI -- 1,600
Retired; formerly, consultant to         KMM, KSM           KGT -- 2,500
Goldman, Sachs & Co.; formerly,          1994 -- KST        KMM -- 1,000
President, Treasurer and Trustee of
Institutional Liquid Assets and its
affiliated mutual funds; Trustee of
the Northern Institutional Funds;
formerly, Trustee of the Pilot Funds.

                                                            SHARES BENEFICIALLY
   NAME (DATE OF BIRTH), PRINCIPAL       YEAR FIRST BECAME      OWNED AS OF
     OCCUPATION AND AFFILIATIONS          A BOARD MEMBER     APRIL 30, 1999**
   -------------------------------       -----------------  -------------------
Thomas W. Littauer (4/26/55)*            1998 -- All        KHI -- 20,000
Managing Director, Scudder Kemper
Investments, Inc.; formerly, Head of
Broker Dealer Division of Putnam
Investment Management; formerly,
President of Client Management
Services for Fidelity Investments.
Fred B. Renwick (2/1/30)                 1995 -- All        0
Professor of Finance, New York
University, Stern School of Business;
Director, the Wartburg Home
Foundation; Chairman, Investment
Committee of Morehouse College Board
of Trustees; Director, American Bible
Society Investment Committee;
previously member of the Investment
Committee of Atlanta University Board
of Trustees; formerly Director of
Board of Pensions Evangelical
Lutheran Church in America.
John G. Weithers (8/8/33)                1993 -- All Funds  KHI -- 2,800***
Retired; formerly, Chairman of the       except KST         KGT -- 1,400
Board and Chief Executive Officer,       1994 -- KST        KMM -- 1,200
Chicago Stock Exchange; Director,                           KSM -- 300
Federal Life Insurance Company;                             KST -- 1,300
President of the Members of the
Corporation and Trustee, DePaul
University.

---------------
  * Interested persons of the Funds as defined in the Investment Company Act of 1940 ("1940 Act").

 ** From time to time, the Board Members have been, and may in the future be, restricted from buying and/or selling shares of certain Funds.

*** Includes 500 shares of KHI for which Mr. Weithers has voting control, but not beneficial ownership.

All the nominees, except Mr. Littauer, serve as board members of 16 investment companies, with 56 portfolios managed by Scudder Kemper

Investments, Inc. (the "Adviser"). Mr. Littauer serves as a board member of various investment companies managed by the Adviser.

Each Board has an audit and governance committee that is composed of Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick, and Weithers. The committee to each Fund met six times during its 1998 fiscal year (November 30, 1998 for KHI, KMM, KSM and KST and December 31, 1998 for KGT). The committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, seeks and reviews nominees for Board membership and performs such other tasks as the respective Board assigns. The committee also proposes the nominees for election by the shareholders. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendations to the secretary of the applicable Fund.

Each Fund pays Board Members who are not "interested persons" of such Fund an annual retainer plus expenses, and an attendance fee for each Board meeting and committee meeting attended. As reflected above, the Board Members currently serve as board members of various investment companies for which the Adviser serves as investment manager. Board Members or officers of a Fund who are "interested persons" receive no compensation from such Fund. The Board of each Fund met six times during its 1998 fiscal year. Each then current Board Member attended 75% or more of the respective meetings of the Board and the audit and governance committee (if then a member thereof) held during its 1998 fiscal year.

The table shows, for each Board Member entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during each Fund's 1998 fiscal year and the total compensation that the Kemper funds paid or accrued during calendar year 1998.

                                       AGGREGATE COMPENSATION FROM FUND      AGGREGATE COMPENSATION
                                    --------------------------------------   FROM FUNDS AND OTHERS
       NAME OF BOARD MEMBER          KHI      KGT     KMM     KSM     KST       KEMPER FUNDS(3)
       --------------------         ------   -----   -----   -----   -----   ----------------------
James E. Akins....................   3,100   3,400   3,100   2,600   1,800           140,800
James R. Edgar(1).................     N/A     N/A    N/A      N/A     N/A               N/A
Arthur R. Gottschalk(2)...........   3,200   3,200   3,200   2,700   1,900           146,300
Frederick T. Kelsey...............   3,100   3,400   3,100   2,600   1,800           141,300
Fred B. Renwick...................   3,100   3,400   3,100   2,600   1,800           141,300
John G. Weithers..................   3,200   3,500   3,200   2,700   1,900           146,300

---------------
(1) Appointed to the Boards on May 27, 1999.

(2) Includes deferred fees. Pursuant to deferred compensation agreements with Funds, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Funds are $15,000, $15,800, $14,900 $13,600 and

     $8,300 for Mr. Gottschalk from KHI, KGT, KMM, KSM and KST, respectively.

(3) Includes compensation for service on the boards of 15 Kemper Funds with 50 fund portfolios. Each trustee currently serves as a board member of 16 Kemper Funds with 56 fund portfolios.

FUND OFFICERS. Information about the executive officers of the Fund, with their respective dates of birth, terms as Fund officers indicated and principal occupation for the past five years, is set forth below.

J. Patrick Beimford, Jr. (5/25/50), vice president of KMM since 2/17/93 and KST since 4/14/94, is a managing director of the Adviser.

Mark S. Casady (9/21/60), president of each Fund since 1/21/98, is a managing director of the Adviser.

Philip J. Collora (11/15/45), vice president of each Fund except KST since 2/1/90 and KST since 3/2/90, and secretary of each Fund since 3/2/95. Mr. Collora is a senior vice president of the Adviser.

John R. Hebble (6/27/59), treasurer of each Fund since 5/20/98, is a senior vice president of the Adviser.

Ann M. McCreary (11/6/56), vice president of each Fund since 1/21/98, is a managing director of the Adviser.

Michael A. McNamara (12/28/44), vice president of KHI since 2/21/91 since 5/4/95, is a managing director of the Adviser.

Caroline Pearson (4/1/62), has been an assistant secretary of each Fund since 1/21/98. Ms. Pearson is a senior vice president of the Adviser; formerly, Associate, Dechert Price & Rhodes (law firm) 1989 to 1997.

Robert C. Peck, Jr. (10/1/46), vice president of each Fund since 1/21/98, is a managing director of the Adviser; prior to 8/2/97, he was executive vice president and chief investment officer with an unaffiliated investment management firm.

Kathryn L. Quirk (12/3/52), vice president of each Fund since 1/21/98, is a managing director of the Adviser.

Harry E. Resis, Jr. (11/24/45), vice president of KHI since 2/17/93, is a managing director of the Adviser.

Richard L. Vandenberg (11/16/49), vice president of KGT since 3/6/96, is a managing director of the Adviser; prior to March 1996, senior vice president and portfolio manager of an unaffiliated investment management firm.

The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified.

SHAREHOLDERS. As of April 30, 1999, the Board Members and officers of the Funds as a group owned beneficially 25,400 shares of KHI (which includes 500 shares for which Mr. Weithers has voting control, but not beneficial ownership), 5,800 shares of KGT, 13,000 shares of KMM, 1,300 shares of KSM, and 2,100 shares of KST, which, in each case, is less than 1% of the outstanding shares of each Fund. As of April 30, 1999, no person is known to any Fund to have owned beneficially more than five percent of the shares of such Fund.

SECTION 16 REPORTING COMPLIANCE. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund's officers and Board Members, the Adviser, affiliated persons of the Adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 1998 (December 31, 1998 for KGT), such reporting persons complied with all applicable filing requirements.

INVESTMENT MANAGER. Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, NY 10154, serves as each Fund's investment adviser and manager pursuant to an investment management agreement. Since November 30, 1997, no nominee for election as a board member of a Fund purchased or sold securities more than 1% of the outstanding shares of the Adviser.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR EACH FUND.

A majority of the Members of each Fund's Board who are "non-interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in any Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

MISCELLANEOUS

GENERAL. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Funds, including any additional solicitation made by letter, telephone or facsimile. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Funds have engaged Shareholder Communications Corporation to assist in the solicitation of proxies at a total estimated cost of $3,500 per Fund plus expenses. Failure of a quorum to be present at the Meeting for a Fund will necessitate adjournment for that Fund and will subject the Fund to additional expense. A COPY OF A FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO SUCH FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-294-4366.

PROPOSALS OF SHAREHOLDERS. Each of the Funds delayed its 1999 annual meeting of shareholders from May to July. It is currently anticipated that the 2000 annual meeting of shareholders will be held in May. A shareholder wishing to submit a proposal for inclusion in a Fund's proxy statement for the 2000 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than December 17, 1999 as timely. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to a Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such notice received no later than February 25, 2000 as timely. The timely submission of a proposal, however, does not guarantee its inclusion under either rule.

OTHER MATTERS TO COME BEFORE THE MEETING. The Boards are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted for the election as Board members of the persons who have been nominated for such Fund and as recommended by the Board on each other item. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. Item 1, election of Board Members for a Fund, requires a plurality vote of the shares of such Fund. Item 2, ratification of the selection of independent auditors for a Fund, requires that affirmative vote of a majority of the shares of the Fund voting on the matter. On Item 1, abstentions and broker non-votes will have no effect; the persons receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

At least 50% of the shares of a Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its schedule date if less than 50% of the shares of that Fund were represented.

THE BOARD OF EACH FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ALL ITEMS APPLICABLE TO THAT FUND.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards,
Philip J. Collora
Secretary

PROXY                                                                      PROXY


                            KEMPER HIGH INCOME TRUST
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 14, 1999





PLEASE VOTE PROMPTLY!

Your vote is needed! Please vote below and sign in the space provided and return it in the envelope provided. You may receive additional proxies for your other accounts with Kemper. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Annual Meeting of Shareholders to be held July 14, 1999, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted as recommended by the Board on each item set forth on this proxy.


THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
                                                                For     Withhold     For All   To withhold authority to vote,
                                                                All       All        Except    mark the "For All Except" box
                                                                                               and write the nominee's number
1.   Election of Trustees:                                      [ ]       [ ]         [ ]      on the line provided below.

     01) James E. Akins, 02) James R. Edgar 03) Arthur R.
     Gottschalk, 04) Frederick T. Kelsey, 05) Thomas W.
     Littauer, 06) Fred B. Renwick, 07) John G. Weithers                                       ------------------------------




2.   Ratification of the selection of Ernst & Young LLP as the   For      Against     Abstain
     Fund's independent auditors for the current fiscal year.

                                                                 [ ]       [ ]         [ ]


Note:  All registered owners of accounts shown above must sign.  Please sign exactly as your name appears on this Proxy.  If signing for a corporation, estate or trust, please indicate your capacity or title.



-------------------------------- ------------------   ---------------------------  ----------------
Signature                        Date                 Signature (Joint)            Date